Exhibit 10.8

SEVENTH AMENDMENT TO CREDIT AGREEMENT

This SEVENTH AMENDMENT TO CREDIT AGREEMENT, dated as of July 10, 2023 (this “Seventh Amendment”), by and among AI PAVE Dutchco III B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“Holdings”), Intermediate Dutch Holdings B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“Intermediate Dutch Holdings”), Indy US Holdco, LLC, a Delaware limited liability company (“US Top Borrower”), Nielsen Consumer Inc., a Delaware corporation (the “US Borrower” and the “Borrower Representative”), Indy Dutch Bidco B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“Dutch Borrower”, and together with US Top Borrower and US Borrower, the “Term Borrowers”), the Revolving Borrowers party hereto (together with the Term Borrowers, the “Borrowers”), the Loan Guarantors party hereto, each financial institution identified on the signature pages hereto as a “Seventh Amendment Incremental Term Lender” (collectively, the “Seventh Amendment Incremental Term Lenders”), each financial institution identified on the signature pages hereto as a “Seventh Amendment Incremental Revolving Lender” (collectively, the “Seventh Amendment Incremental Revolving Lenders” and together with the Seventh Amendment Incremental Term Lenders, the “Seventh Amendment Incremental Lenders”), the Initial Revolving Lenders party hereto and Bank of America, N.A., as administrative agent and collateral agent (in such capacities, the “Administrative Agent”). Capitalized terms not otherwise defined in this Seventh Amendment have the same meanings as specified in the Amended Credit Agreement (as defined below).

RECITALS

WHEREAS, Holdings, Intermediate Dutch Holdings, the US Top Borrower, the US Borrower, the Dutch Borrower, the Revolving Borrowers from time to time party thereto, the lenders and issuing banks from time to time party thereto and the Administrative Agent have entered into that certain Credit Agreement, dated as of March 5, 2021 (as amended by that certain First Amendment to Credit Agreement dated as of November 30, 2021, as further amended by that certain Second Amendment to Credit Agreement dated as of December 3, 2021, as further amended by that certain Third Amendment to Credit Agreement, dated as of August 31, 2022, as further amended by that certain Fourth Amendment to Credit Agreement, dated as of January 31, 2023, as further amended by that certain Fifth Amendment to Credit Agreement, dated as of February 28, 2023, as further amended by that certain Sixth Amendment to Credit Agreement, dated as of June 7, 2023 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time and in effect on the date hereof, together with all exhibits and schedules attached thereto, the “Existing Credit Agreement”);

WHEREAS, Holdings, Intermediate Dutch Holdings, the Borrowers, the Seventh Amendment Incremental Lenders, the Initial Revolving Lenders party hereto and the Administrative Agent, have agreed to amend the Existing Credit Agreement as hereinafter set forth (the Existing Credit Agreement as amended hereby, the “Amended Credit Agreement”);

WHEREAS, pursuant to Section 2.22 of the Amended Credit Agreement, the Borrower Representative has requested that (a) the Seventh Amendment Incremental Term Lenders make Incremental Term Loans to the Term Borrowers on the Seventh Amendment Effective Date (as defined below) as follows: (i) a Dollar denominated tranche in an aggregate principal amount of $980,000,000 (the “Seventh Amendment Dollar Incremental Term Loan Facility” the commitments under such Seventh Amendment Dollar Incremental Term Loan Facility hereinafter referred to as the “Seventh Amendment Dollar Incremental Term Loan Commitments” and the Incremental Term Loans provided pursuant thereto, the “Seventh Amendment Dollar Incremental Term Loans”) and (ii) a Euro denominated tranche in an aggregate principal amount of €500,000,000 (the “Seventh Amendment Euro Incremental Term Loan Facility” and together with the Seventh Amendment Dollar Incremental Term Loan Facility, the “Seventh Amendment Incremental Term Facility”, the commitments under such Seventh Amendment Euro Incremental Term Facility hereinafter referred to as the “Seventh Amendment Euro Incremental Term Loan Commitments” and together with the Seventh Amendment Dollar Incremental Term Loan Commitments, the “Seventh Amendment Incremental Term Loan Commitments” and the

Incremental Term Loans provided pursuant the Seventh Amendment Euro Incremental Term Loan Commitments, the “Seventh Amendment Euro Incremental Term Loans” and together with the Seventh Amendment Dollar Incremental Term Loans, the “Seventh Amendment Incremental Term Loans”), it being understood that (x) the Seventh Amendment Dollar Incremental Term Loans shall be a fungible increase to and shall be a single Class of Term Loans with, the Fifth Amendment Dollar Incremental Term Loans, for all purposes of the Amended Credit Agreement and the other Loan Documents and shall, without limiting the foregoing, benefit equally and ratably from the Loan Guaranty and the Collateral Documents and (y) except as indicated in the preceding clause (x), the Seventh Amendment Euro Incremental Term Loans will each be a new and separate Class of Term Loans from the 2023 Incremental Dollar Term Loans and all other existing Term Loans for all purposes of the Amended Credit Agreement and the other Loan Documents, and (b) the Initial Revolving Credit Commitments be increased by $130,000,000 (the “Seventh Amendment Revolver Increase”) and the Seventh Amendment Incremental Revolving Lenders have agreed to provide Incremental Revolving Commitments in respect of the entire amount of such Seventh Amendment Revolver Increase (the “Seventh Amendment Incremental Revolving Commitment”, together with the Seventh Amendment Incremental Term Loan Commitments, the “Seventh Amendment Incremental Commitments”, and the Incremental Revolving Loans provided pursuant thereto, the “Seventh Amendment Incremental Revolving Loans”, together with the Seventh Amendment Incremental Term Loan, the “Seventh Amendment Incremental Loans”);

WHERAS, the Borrower Representative has requested that the Administrative Agent agree to make certain other amendments to the Existing Credit Agreement to effectuate the Seventh Amendment Incremental Commitments, and the Administrative Agent, Holdings and the Borrowers have agreed, subject to the terms and conditions hereinafter set forth, to make such other amendments to the Existing Credit Agreement as set forth herein;

WHEREAS, pursuant to the Grace Acquisition Agreement, Intermediate Dutch Holdings will, directly or indirectly acquire all of the issued and outstanding equity interests of Grace and the other Purchased Companies (as defined in the Grace Acquisition Agreement), and Grace will become a direct or indirect wholly owned subsidiary of Intermediate Dutch Holdings;

WHEREAS, the proceeds of the Seventh Amendment Incremental Loans funded on the Seventh Amendment Effective Date will be used (i) to finance a portion of the consideration for, and other amounts owing in connection with, the Grace Acquisition under the Grace Acquisition Agreement, in accordance with the terms thereof (including working capital and/or purchase price adjustments thereunder), (ii) to pay all or a portion of the Grace Refinancing and (iii) to pay all or a portion of the fees, premiums, expenses and other transaction costs incurred in connection with the Grace Acquisition (including any original issue discount and/or upfront fees) (this clause (iii), the “Grace Transaction Costs”);

WHEREAS, the Seventh Amendment Incremental Lenders have committed to provide the percentage of the entire amount of the Seventh Amendment Incremental Loans set forth opposite its name on Schedule 1 hereto; and

WHEREAS, all of the existing third party debt for borrowed money of Grace and its subsidiaries under that certain Senior Facilities Agreement, dated as of April 30, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), by and among Grace, as a borrower, the other guarantors party thereto from time to time, the financial institutions party thereto from time to time as lenders, the financial institutions party thereto from time to time as Arrangers, Lucid Energy Services Limited as facility agent and Lucid Trustee Services Limited as security agent, and such debt will be repaid, redeemed, defeased, discharged, refinanced, replaced or terminated (or irrevocable notice for the repayment or redemption thereof will be given), and all commitments, liens, security interests and guarantees thereunder (other than any arrangements to replace, backstop or cash collateralize any outstanding letter of credit, bank guarantee, banker’s acceptance, performance bond or other similar instrument) will be terminated (the “Grace Refinancing” together with the Grace Acquisition, the borrowing of the Seventh Amendment Incremental Loans and the payment of the Grace Transaction Costs, collectively, the “Grace Transactions”);

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Seventh Amendment Incremental Term Loans.

(a) Subject to the terms and conditions set forth herein, at the Seventh Amendment Effective Date, the Seventh Amendment Incremental Term Lenders agree to make the Seventh Amendment Incremental Term Loans to the Term Borrowers in an aggregate original principal amount equal to such Seventh Amendment Incremental Term Lender’s Seventh Amendment Incremental Term Loan Commitment as set forth opposite such Seventh Amendment Incremental Term Lender’s name on Schedule 1 hereto.

(b) Upon the incurrence of the the Seventh Amendment Dollar Incremental Term Loans and the Seventh Amendment Euro Incremental Term Loans pursuant to this Seventh Amendment, (i) the Seventh Amendment Dollar Incremental Term Loans and Fifth Amendment Dollar Incremental Term Loans shall be a single Class of Term Loans for all purposes of the Amended Credit Agreement and the other Loan Documents and (ii) except as indicated in the preceding clause (i), the Seventh Amendment Euro Incremental Term Loans shall be a new and separate Class of Term Loans from the 2023 Incremental Dollar Term Loans and all other existing Term Loans for all purposes of the Amended Credit Agreement and the other Loan Documents.

(c) Upon the occurrence of the Seventh Amendment Effective Date, the Seventh Amendment Incremental Term Lenders (i) shall be obligated to make the Seventh Amendment Incremental Term Loans as provided in this Seventh Amendment on the terms, and subject to the conditions, set forth in this Seventh Amendment and (ii) to the extent provided in this Seventh Amendment and the Amended Credit Agreement, shall have the rights and obligations of a Lender thereunder and the other applicable Loan Documents.

(d) The Seventh Amendment Incremental Term Loan Commitments of each Seventh Amendment Incremental Term Lender will terminate upon the making of the Seventh Amendment Incremental Term Loans on the Seventh Amendment Effective Date.

(e) The Borrower Representative selects, and the Seventh Amendment Incremental Term Lenders providing the Seventh Amendment Incremental Dollar Term Loans hereby agree to, an Interest Period, which may be a non-standard Interest Period, such that the Interest Period for the Seventh Amendment Dollar Term Loans ends on the same day as the Interest Period for any outstanding Fifth Amendment Dollar Incremental Term Loans, to achieve fungibility.

SECTION 2. Seventh Amendment Incremental Revolving Commitment.

(a) Subject to the terms and conditions set forth herein, at the Seventh Amendment Effective Date, the Seventh Amendment Incremental Revolving Lenders commit to provide the Seventh Amendment Incremental Revolving Commitment in an aggregate principal amount equal to such Seventh Amendment Incremental Revolving Lender’s Seventh Amendment Incremental Revolving Commitment as set forth opposite such Seventh Amendment Incremental Revolving Lender’s name on Schedule 1 hereto.

(b) After giving effect to the Seventh Amendment Effective Date, the Initial Revolving Commitments on Schedule 1.01(a) to the Existing Credit Agreement shall be amended and restated as set forth on Schedule 2 hereto under the heading “Amended Schedule 1.01(a)” on the same terms and conditions as the Initial Revolving Commitments.

(c) Upon the effectiveness of this Seventh Amendment on the Seventh Amendment Effective Date, the Seventh Amendment Incremental Revolving Commitments shall constitute “Initial Revolving Credit Commitments” under the Existing Credit Agreement, and each Seventh Amendment Incremental Revolving Loan will constitute an “Initial Revolving Loan” under the Existing Credit Agreement.

(d) If any Revolving Loans or Swingline Loans are outstanding or any Letters of Credit are issued on the Seventh Amendment Effective Date, the Seventh Amendment Incremental Revolving Lenders agree to purchase its pro rata share of any outstanding Revolving Loans and purchase participations in any outstanding Swingline Loans and issued Letters of Credit, in each case in an amount equal to such Seventh Amendment Incremental Revolving Lender’s Applicable Percentage of such outstanding Revolving Loans, outstanding Swingline Loans or issued Letters of Credit, in each case, in accordance with Section 2.22(f)(i) of the Amended Credit Agreement.

(e) For the avoidance of doubt, following the effectiveness of this Seventh Amendment, the Seventh Amendment Incremental Revolving Commitment shall constitute Initial Revolving Loans and shall constitute a single Class of Revolving Loans with the Initial Revolving Loans in effect immediately prior to this Seventh Amendment for all purposes of the Amended Credit Agreement and the other Loan Documents.

(f) For the avoidance of doubt, the Seventh Amendment Incremental Revolving Lenders shall have a commitment to issue Letters of Credit under the Credit Agreement in an aggregate amount at least equal to the product of (a) their pro rata share of the Total Revolving Credit Commitment and (b) the Letter of Credit Sublimit.

SECTION 3. Amendments to Existing Credit Agreement.

Subject to the satisfaction of all conditions precedent set forth in Section 4 below, on and after the Seventh Amendment Effective Date:

(a) the Existing Credit Agreement is amended to delete the stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ or ~~stricken text~~) and to add (x) the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) and (y) the single-underlined text (indicated textually in the same manner as the following example: single-underlined text) as set forth in the form of Amended Credit Agreement attached as Annex I hereto; and

(b) Schedule 1.01(a) to the Existing Credit Agreement shall be amended and restated as set forth in Schedule 2 hereto under the heading “Amended Schedule 1.01(a)”.

SECTION 4. Conditions.

(a) Conditions to Effectiveness of the Amendments. The effectiveness of this Seventh Amendment is subject to the satisfaction (or waiver) of the following conditions (the time at which such conditions are satisfied or waived, the “Seventh Amendment Effective Date”):

(i) this Seventh Amendment shall have been duly executed by each Loan Party, the Administrative Agent, the Seventh Amendment Incremental Lenders and the Initial Revolving Lenders (which may include a copy transmitted by facsimile or other electronic method);

(ii) the Administrative Agent (or its counsel) shall have received, on behalf of the Seventh Amendment Incremental Lenders on the Seventh Amendment Effective Date, a customary written opinion of Weil, Gotshal & Manges LLP, in its capacity as special counsel for the Loan Parties, dated as of the Seventh Amendment Effective Date and addressed to the Administrative Agent and the Seventh Amendment Incremental Lenders;

(iii) the Administrative Agent shall have received, on behalf of the Seventh Amendment Incremental Lenders, a certificate of a Responsible Officer of each Borrower (or the Borrower Representative on its respective behalf), dated as of the Seventh Amendment Effective Date, which shall (i) certify that (A) attached thereto is a true and complete copy of the resolutions, written consent or extract of minutes of a meeting, as applicable, of the board of directors or similar governing body of such Borrower authorizing the execution, delivery and performance of this Seventh Amendment, and (B) such resolutions or written consent have not been modified, rescinded or amended and are in full force and effect and (ii) certify that either (A)(1) attached thereto is a true and complete copy of (x) the certificate of incorporation (or equivalent governing document) of such Borrower and (y) the by-laws (or similar governing document) of such Borrower and (2) such documents have not been amended (except as otherwise attached to such certificate and certified therein as being the only amendment thereto as of such date) or (B) the certificate of incorporation (or similar governing document) and bylaws (or similar governing document) of such Borrower have not been amended, repealed, modified or restated since the delivery of the certificate described in Section 4.01(d) of the Existing Credit Agreement;

(iv) the Administrative Agent shall have received, on behalf of the Seventh Amendment Incremental Lenders, an executed Borrowing Request in accordance with Section 2.03 of the Existing Credit Agreement in respect of the Seventh Amendment Incremental Term Loans; it being understood that the requirement to deliver such Borrowing Request shall not result in the imposition of any condition precedent that is otherwise expressly set forth herein;

(v) (A) the representations made by or on behalf of Grace, its subsidiaries or their respective businesses in the Grace Acquisition Agreement as are material to the interests of the Seventh Amendment Incremental Lenders in their capacity as such, but only to the extent that Intermediate Dutch Holdings or its applicable Affiliate has the right to terminate its obligations under the Grace Acquisition Agreement or to decline to consummate the Grace Acquisition as a result of a breach of such representations in the Grace Acquisition Agreement (any such representation, a “Seventh Amendment Specified Acquisition Agreement Representation”), shall be true and correct to the extent required by the terms thereof and (B) the Specified Representations shall be true and correct in all material respects on and as of the Seventh Amendment Effective Date (except in the case of any Specified Representation which expressly relates to a given date or period, which Specified Representation will be true and correct in all material respects as of the respective date or for the respective period, as the case may be); provided, that to the extent that any Specified Representation is qualified by or subject to a “material adverse effect”, “material adverse change” or similar term or qualification, (a) the definition thereof will be the definition of “Material Adverse Effect” (as defined in the Grace Acquisition Agreement) for purposes of the making or deemed making of such Specified Representation on, or as of, the Seventh Amendment Effective Date (or any date prior thereto) and (b) the same will be true and correct in all respects;

(vi) substantially concurrently with the funding of the Seventh Amendment Incremental Loans to be funded on the Seventh Amendment Effective Date, the Grace Acquisition will have been consummated substantially in accordance with the terms of the Grace Acquisition Agreement, but without giving effect to any amendment or waiver by Intermediate Dutch Holdings and/or any Affiliate thereof that is materially adverse to the interests of the Seventh Amendment Incremental Lenders in their respective capacities as such without the consent of the Project Grace Arrangers, such consent not to be unreasonably withheld, delayed or conditioned; (provided, that the Project Grace Arrangers shall be deemed to have consented to such amendment, waiver, consent or other modification unless they object thereto in writing within 3 Business Days of receipt of written notice of such amendment, waiver, consent or other modification) (it being understood that (a) any increase in the purchase price will not be materially adverse to the Seventh Amendment Incremental Lenders or the Project Grace Arrangers so long as such increase is funded by amounts permitted to be drawn under the Revolving Facility or proceeds of Qualified Capital Stock, (b) any amendment or modification of the definition of “Material Adverse Effect” in the Grace Acquisition Agreement will be deemed to be materially adverse to the interests of the Seventh Amendment Incremental Lenders and the Project Grace Arrangers and (c) the granting of any consent under the Grace Acquisition Agreement that is not materially adverse to the interests of the Seventh Amendment Incremental Lenders or the Project Grace Arrangers will not otherwise constitute an amendment or waiver.

(vii) prior to or substantially concurrently with the implementation of the Seventh Amendment Incremental Term Facility and the Seventh Amendment Incremental Revolving Commitments and the funding of the Seventh Amendment Incremental Loans, the Grace Refinancing shall have been effectuated.

(viii) prior to or substantially concurrently with the Seventh Amendment Effective Date, the Borrower Representative shall have paid to the Administrative Agent, for distribution to each applicable Seventh Amendment Incremental Lender, (a) all fees required to be paid on the Seventh Amendment Effective Date pursuant to the Project Grace Fee Letter and (b) all expenses required to be paid on the Seventh Amendment Effective Date pursuant to that certain Second Amended and Restated Incremental Commitment Letter, dated as of January 14, 2023, by and among the Borrower Representative and the Project Grace Arrangers (as amended by the Amendment to Second Amended and Restated Incremental Commitment Letter, dated as of June 12, 2023, the “Project Grace Commitment Letter”)), in the case of this clause (b), to the extent invoiced at least three Business Days prior to the Seventh Amendment Effective Date, or such later date to which the Borrower Representative may agree, will, in each case, have been paid (which amounts may be offset against the proceeds of the Seventh Amendment Incremental Loans);

(ix) since the date of the Grace Acquisition Agreement, no “Material Adverse Effect” (as defined in the Grace Acquisition Agreement) shall have occurred.

(x) the Administrative Agent shall have received, on behalf of the Seventh Amendment Incremental Lenders, a certificate from a Responsible Officer of the Borrower Representative certifying as to the satisfaction of the conditions set forth in clauses (v) and (ix) of this Section 4(a);

(xi) the Administrative Agent shall have received, on behalf of the Seventh Amendment Incremental Lenders, the following financial information:

(a)

the audited consolidated balance sheet of Grace as of December 31, 2021 and December 31, 2020 and the related audited statements of income and cash flows of Grace for the fiscal years ended on such dates (together with the notes and schedules thereto); the Administrative Agent hereby acknowledges and agrees that it has received the financial statements described in this clause (a);

(b)

the unaudited consolidated balance sheet of Grace as of March 31, 2022 and the related unaudited statements of income and cash flows of Grace for the 3 months ended March 31, 2022 (together with the notes and schedules thereto); the Administrative Agent hereby acknowledges and agrees that it has received the financial statements described in this clause (b);

(c)

the unaudited consolidated balance sheet of Grace as of June 30, 2022 and the related unaudited statements of income and cash flows of Grace for the 6 months ended June 30, 2022 (together with the notes and schedules thereto); the Administrative Agent hereby acknowledges and agrees that it has received the financial statements described in this clause (c);

(d)

a pro forma consolidated balance sheet and a related consolidated statement of income of Intermediate Dutch Holdings as of and for, as applicable, the 12-month period ended on June 30, 2022, prepared in good faith after giving pro forma effect to the Grace Transactions, as if the Grace Transactions had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such statement of income) the Administrative Agent hereby acknowledges and agrees that is has received the financial statements described in this clause (d);

provided, that no financial statement or pro forma financial statement will be required to include adjustments for purchase accounting (including adjustments of the type contemplated by Financial Accounting Standards Board Accounting Standards Codification 805, Business Combinations (formerly SFAS 141R)).

(xii) the Administrative Agent shall have received, on behalf of the Seventh Amendment Incremental Lenders, at least three Business Days prior to the Seventh Amendment Effective Date, (i) all documentation and other information required by regulatory authorities with respect to the Loan Parties under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act and (ii) to the extent any Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230, a customary certification for such Borrower regarding beneficial ownership in relation to such Borrower, in each case of clauses (i) and (ii), that has been reasonably requested by any Lender in writing at least ten Business Days in advance of the Seventh Amendment Effective Date; and

(xiii) the Administrative Agent shall have received, on behalf of the Seventh Amendment Incremental Lenders, a solvency certificate executed by the chief financial officer (or other officer with reasonably equivalent responsibilities) of Intermediate Dutch Holdings substantially in the form attached to the Project Grace Commitment Letter.

SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Seventh Amendment, each Borrower hereby makes the Specified Representations to the Administrative Agent and the Lenders party hereto, in each case on and as of the Seventh Amendment Effective Date (except in the case of any such Specified Representation which expressly relates to a given earlier date or earlier period, in which case such Specified Representation is made as of the respective earlier date or for the respective earlier period, as the case may be); provided, that, any Specified Representation that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates or for such respective periods.

SECTION 6. Effects on Loan Documents.

(a) Except as specifically amended herein or contemplated hereby, each Loan Document continues to be in full force and effect and is hereby ratified and confirmed in all respects.

(b) The execution, delivery and effectiveness of this Seventh Amendment does not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Loan Documents.

(c) (i) Each of Holdings, Intermediate Dutch Holdings, each Borrower and each Subsidiary Guarantor acknowledges and agrees that on and after the Seventh Amendment Effective Date, this Seventh Amendment constitutes a Loan Document for all purposes under the Amended Credit Agreement and (ii) each of Holdings, Intermediate Dutch Holdings, each Borrower and each Subsidiary Guarantor hereby acknowledges and confirms all of its obligations and liabilities under the Existing Credit Agreement and each other Loan Document to which it is a party, in each case after giving effect to this Seventh Amendment, and acknowledges and agrees that such obligations and liabilities continue in full force and effect on a continuous basis in respect of, and to secure, the Obligations under the Existing Credit Agreement and the other Loan Documents, in each case after giving effect to this Seventh Amendment.

(d) On and after the Seventh Amendment Effective Date, (i) each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “the Existing Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement, (ii) this Seventh Amendment and the Amended Credit Agreement shall be read together and construed as a single instrument and (iii) the amendments constituted by this Seventh Amendment shall, collectively, constitute an “Incremental Facility Amendment” under and as defined in the Existing Credit Agreement.

(e) Nothing herein shall be deemed to entitle Holdings, Intermediate Dutch Holdings, any Borrower nor any Subsidiary Guarantor to a further consent to, or a further waiver, amendment, modification or other change of, any term, condition, obligation, covenant or agreement contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 7. Ticking Fee. On the third Business Day following the Seventh Amendment Effective Date, as consideration for the Seventh Amendment Incremental Term Loan Commitments, the Borrowers agree to pay to the Administrative Agent, for the account of each Seventh Amendment Incremental Term Lender, a ticking fee (the “Ticking Fee”) on the amount of Seventh Amendment Incremental Term Loan Commitments that were held by such Seventh Amendment Incremental Term Lender on the Seventh Amendment Effective Date which shall be paid at a per annum rate (calculated on the basis of a year of 360 days and the actual number of days elapsed during the applicable period) equal to (i) from and including the date that is 46 days after February 13, 2023 (the “Allocation Date”) through and excluding the date that is the earlier of (x) the Seventh Amendment Effective Date and (y) 91 days after the Allocation Date, 50% of the Applicable Rate applicable to (A) with respect to the Seventh Amendment Dollar Incremental Term Loans, Seventh Amendment Dollar Incremental Term Loans that are Term SOFR Rate Loans and (B) Seventh Amendment Euro Incremental Term Loans, Seventh Amendment Euro Incremental Term Loans that are LIBO Rate Loans and (ii) from and including the date that is 91 days after the Allocation Date through and excluding the Seventh Amendment Effective Date, 100% of the Applicable Rate applicable to (A) with respect to the Seventh Amendment Dollar Incremental Term Loans, Seventh Amendment Dollar Incremental Term Loans that are Term SOFR Rate Loans and (B) Seventh Amendment Euro Incremental Term Loans, Seventh Amendment Euro Incremental Term Loans that are LIBO Rate Loans. The Ticking Fee shall be earned on, and subject to the occurrence of, the Seventh Amendment Effective Date.

SECTION 8. Amendments; Execution in Counterparts; Severability.

(a) This Seventh Amendment may not be amended nor may any provision hereof be waived except in accordance with the provisions of Section 2.22 and Section 9.02 of the Amended Credit Agreement; and

(b) To the extent any provision of this Seventh Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Seventh Amendment in any jurisdiction.

SECTION 9. Administrative Agent. The Borrower Representative acknowledges and agrees that Bank of America, in its capacity as administrative agent under the Existing Credit Agreement, will serve as Administrative Agent under the Amended Credit Agreement.

SECTION 10. Governing Law; Waiver of Jury Trial; Jurisdiction. THIS SEVENTH AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS SEVENTH AMENDMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK; PROVIDED, THAT, NOTWITHSTANDING THE GOVERNING LAW PROVISIONS OF ANY LOAN DOCUMENT, IT IS UNDERSTOOD AND AGREED THAT (I) THE INTERPRETATION OF THE DEFINITION OF “MATERIAL ADVERSE EFFECT” (AS DEFINED IN THE GRACE ACQUISITION AGREEMENT) (AND WHETHER OR NOT A “MATERIAL ADVERSE EFFECT” HAS OCCURRED), (II) THE DETERMINATION OF THE ACCURACY OF ANY SEVENTH AMENDMENT SPECIFIED ACQUISITION AGREEMENT REPRESENTATION AND

WHETHER AS A RESULT OF ANY INACCURACY THEREOF EITHER DUTCH INTERMEDIATE HOLDINGS OR ITS APPLICABLE AFFILIATE HAS THE RIGHT TO TERMINATE ITS OBLIGATIONS UNDER THE GRACE ACQUISITION AGREEMENT OR TO DECLINE TO CONSUMMATE THE GRACE ACQUISITION AND (III) THE DETERMINATION OF WHETHER THE GRACE ACQUISITION HAS BEEN CONSUMMATED IN ACCORDANCE WITH THE TERMS OF THE GRACE ACQUISITION AGREEMENT AND, IN ANY CASE, ANY CLAIM AND/OR DISPUTE ARISING OUT OF ANY SUCH INTERPRETATION OR DETERMINATION OR ANY ASPECT THEREOF SHALL, IN EACH CASE, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS GOVERNING THE GRACE ACQUISITION AGREEMENT, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE OF ANY JURISDICTION THAT WOULD CAUSE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION. The provisions of Sections 9.10(b), 9.10(c), 9.10(d) and 9.11 of the Existing Credit Agreement are incorporated herein by reference, mutatis mutandis.

SECTION 11. Headings. Section headings in this Seventh Amendment are included herein for convenience of reference only, are not part of this Seventh Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Seventh Amendment.

SECTION 12. Counterparts. This Seventh Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and each such counterpart, taken together, shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF or other electronic means shall have the same force and effect as manual signatures delivered in person. It is understood and agreed that the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any Loan Document shall be deemed to include any Electronic Signature, delivery or the keeping of any record in electronic form, each of which shall have the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any similar state laws based on the Uniform Electronic Transactions Act.

SECTION 13. Guarantor Consent and Reaffirmation. Each Loan Guarantor hereby (i) consents to the amendment of the Existing Credit Agreement effected hereby, (ii) acknowledges and agrees that all of its obligations under the Existing Credit Agreement, the Collateral Documents and the other Loan Documents to which it is a party (in each case, to the extent applicable, as amended hereby, are reaffirmed and remain in full force and effect, (iii) reaffirms (A) each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties and (B) any guarantee made by it pursuant to the Loan Guaranty, (iv) acknowledges and agrees that the grant of a security interest by it as set forth in the applicable Security Agreement and/or any other applicable Collateral Document remains in full force and effect and continues to secure the obligations of the Loan Parties under the Amended Credit Agreement, including, without limitation, the Seventh Amendment Incremental Term Loans and the Seventh Amendment Incremental Revolving Loans, (v) agrees that the Obligations include, among other things and without limitation, the payment of any principal or interest on the Seventh Amendment Incremental Term Loans and the Seventh Amendment Incremental Revolving Loans and (vi) nothing contained in this Seventh Amendment shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or the other Loan Documents, which remain in full force and effect, except as modified hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

HOLDINGS:

AI PAVE DUTCHCO III B.V.

By:	/s/ Justin Nuccio
Name:	Justin Nuccio
Title:	Director

By:	/s/ Leonard Kruimer
Name:	Leonard Kruimer
Title:	Director

INTERMEDIATE DUTCH HOLDINGS:

INTERMEDIATE DUTCH HOLDINGS B.V.

By:	/s/ Frank Wanschers
Name:	Frank Wanschers
Title:	Director A

By:	/s/ Mick Hoogwoud
Name:	Mick Hoogwoud
Title:	Director B

US TOP BORROWER:

INDY US HOLDCO, LLC

By:	/s/ Jim Peck
Name:	Jim Peck
Title:	Chief Executive Officer

US BORROWER & BORROWER REPRESENTATIVE:

NIELSEN CONSUMER INC.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur
Title:	Senior Vice President and Treasurer

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DUTCH BORROWER:

INDY DUTCH BIDCO B.V.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur- Under powers of attorney from
Indy Dutch Bidco B.V. and Nielsen Consumer LLC
Title:	Authorized Signatory

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REVOLVING BORROWER

NIELSEN CONSUMER LLC

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur
Title:	Senior Vice President and Treasurer

SUBSIDIARY GUARANTORS:

NIELSEN PRECIMA, LLC

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur
Title:	Senior Vice President and Treasurer

THE NIELSEN COMPANY (EUROPE) SÀRL

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur- Under powers of attorney from
The Nielsen Company (Europe) SARL and Nielsen Consumer LLC
Title:	Authorized Signatory

TNC EUROPE B.V.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur- Under powers of attorney from
TNC Europe B.V. and Nielsen Consumer LLC
Title:	Authorized Signatory

NIELSEN SUB HOLDINGS I B.V.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur- Under powers of attorney from
NielsenIQ Sub Holdings and Nielsen Consumer LLC
Title:	Authorized Signatory

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AC NIELSEN (NEDERLAND) B.V.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur- Under powers of attorney from
AC Nielsen (Nederland) B.V. and Nielsen Consumer LLC
Title:	Authorized Signatory

NIELSEN PRECIMA B.V.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur- Under powers of attorney from
Nielsen Precima B.V. and Nielsen Consumer LLC
Title:	Authorized Signatory

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BANK OF AMERICA, N.A., as Administrative Agent and a Seventh Amendment Incremental Revolving Lender

By:	/s/ Chris Mathis
Name: Chris Mathis
Title: Vice President

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JPMORGAN CHASE BANK, N.A., as Seventh Amendment Incremental Term Lender and a Seventh Amendment Incremental Revolving Lender

By:	/s/ Suzanne Ergastolo
Name: Suzanne Ergastolo
Title: Executive Director

[Signature Page to Seventh Amendment to Credit Agreement]

UBS AG, STAMFORD BRANCH, as Seventh Amendment Incremental Term Lender and a Seventh Amendment Incremental Revolving Lender

By:	/s/ Danielle Calo
Name: Danielle Calo
Title: Associate Director

By:	/s/ Peter Hazoglou
Name: Peter Hazoglou
Title: Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION, as a Seventh Amendment Incremental Revolving Lender and an Initial Revolving Lender

By:	/s/ Curtis F. Vega
Name: Curtis F. Vega
Title: Director

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ROYAL BANK OF CANADA, as a Seventh Amendment Incremental Revolving Lender and an Initial Revolving Lender

By:	/s/ Alfonso Simone
Name: Alfonso Simone
Title: Authorized Signatory

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MUFG BANK, LTD., as a Seventh Amendment Incremental Revolving Lender and an Initial Revolving Lender

By:	/s/ Timothy Dilworth
Name: Timothy Dilworth
Title: Managing Director

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BARCLAYS BANK PLC, as an Initial Revolving Lender

By:	/s/ Edward Brooks
Name: Edward Brooks
Title: Vice President

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DEUTSCHE BANK AG NEW YORK BRANCH, as an Initial Revolving Lender

By:	/s/ Suzan Onal
Name: Suzan Onal
Title: Vice President

By:	/s/ Lauren Danbury
Name: Lauren Danbury
Title: Vice President

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FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Seventh Amendment Incremental Revolving Lender and an Initial Revolving Lender

By:	/s/ Andrew M. Hensley
Name: Andrew M. Hensley
Title: Managing Director, Senior Vice President

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BANK OF MONTREAL, as a Seventh Amendment Incremental Revolving Lender and an Initial Revolving Lender

By:	/s/ Aaron Wenger
Name: Aaron Wenger
Title: Director

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BNP PARIBAS, as a Seventh Amendment Incremental Revolving Lender and an Initial Revolving Lender

By:	/s/ David Berger
Name: David Berger
Title: Managing Director

By:	/s/ Michael O’Brien
Name: Michael O’Brien
Title: Vice President

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WELLS FARGO BANK, N.A., as an Initial Revolving Lender

By:	/s/ Brian Buck
Name: Brian Buck
Title: Managing Director

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STANDARD CHARTERED BANK, as a Seventh Amendment Incremental Revolving Lender and an Initial Revolving Lender

By:	/s/ Deven Sthankiya
Name: Deven Sthankiya
Title: Managing Director

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BANCO SANTANDER, S.A., as a Seventh Amendment Incremental Revolving Lender and an Initial Revolving Lender

By:	/s/ JOSE Mª SEGOVIA
Name: JOSE Mª SEGOVIA
Title: ATTORNEY

By:	/s/ LUZ LOPEZ DE ALDA
Name: LUZ LOPEZ DE ALDA
Title: ATTORNEY

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CAPITAL ONE, NATIONAL ASSOCIATION, as an Initial Revolving Lender

By:	/s/ Hunter Simensen
Name: Hunter Simensen
Title: Duly Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement]

MIZUHO BANK, LTD., as an Initial Revolving Lender

By:	/s/ John Davies
Name: John Davies
Title: Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as an Initial Revolving Lender

By:	/s/ Robert Kowalewski
Name: Robert Kowalewski
Title: Executive Director

[Signature Page to Seventh Amendment to Credit Agreement]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as an Initial Revolving Lender

By:	/s/ Victoria Roberts
Name: Victoria Roberts
Title: Authorized Signatory

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